Exhibit 99

HEI

# 2015
# Statistical Supplement

Clifford H. Chen
Manager, Investor Relations
and Strategic Planning
Phone: 808-543-7300
Fax: 808-203-1164
E-mail: ir@hei.com

**Hawaiian Electric Industries, Inc.**
**2015 Statistical Supplement**

TABLE OF CONTENTS

# Forward-Looking Statements

This report and other presentations made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (Hawaiian Electric) and their subsidiaries contain "forward-looking statements," which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as "expects," "anticipates," "intends," "plans," "believes," "predicts," "estimates" or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Risks, uncertainties and other important factors that could cause actual results to differ materially from those described in forward-looking statements and from historical results include, but are not limited to, the following:

- the successful and timely completion of the proposed Merger with NextEra Energy, Inc. (NEE), which could be materially and adversely affected by, among other things, resolving the litigation brought in connection with the proposed Merger, obtaining (and the timing and terms and conditions of) required governmental and regulatory approvals, and the ability to maintain relationships with employees, customers or suppliers, as well as the ability to integrate the businesses;
- the ability of ASB Hawaii, Inc. (ASB Hawaii) and its subsidiary, American Savings Bank, F.S.B. (ASB), to operate successfully after the Spin-Off;
- international, national and local economic conditions, including the state of the Hawaii tourism, defense and construction industries, the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by ASB, which could result in higher loan loss provisions and write-offs), decisions concerning the extent of the presence of the federal government and military in Hawaii, the implications and potential impacts of U.S. and foreign capital and credit market conditions and federal, state and international responses to those conditions, and the potential impacts of global developments (including global economic conditions and uncertainties, unrest, the conflict in Syria, terrorist acts by ISIS or others, potential conflict or crisis with North Korea and potential pandemics);
- the effects of future actions or inaction of the U.S. government or related agencies, including those related to the U.S. debt ceiling and monetary policy;
- weather and natural disasters (e.g., hurricanes, earthquakes, tsunamis, lightning strikes, lava flows and the potential effects of climate change, such as more severe storms and rising sea levels), including their impact on the Company's and Utilities' operations and the economy;
- the timing and extent of changes in interest rates and the shape of the yield curve;
- the ability of the Company and the Utilities to access the credit and capital markets (e.g., to obtain commercial paper and other short-term and long-term debt financing, including lines of credit, and, in the case of HEI, to issue common stock) under volatile and challenging market conditions, and the cost of such financings, if available;
- the risks inherent in changes in the value of the Company's pension and other retirement plan assets and ASB's securities available for sale;
- changes in laws, regulations, market conditions and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements;
- the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) and of the rules and regulations that the Dodd-Frank Act requires to be promulgated;
- increasing competition in the banking industry (e.g., increased price competition for deposits, or an outflow of deposits to alternative investments, which may have an adverse impact on ASB's cost of funds);
- the potential delay by the Public Utilities Commission of the State of Hawaii (PUC) in considering (and potential disapproval of actual or proposed) renewable energy proposals and related costs; reliance by the Utilities on outside parties such as the state, independent power producers (IPPs) and developers; and uncertainties surrounding technologies, solar power, wind power, proposed undersea cables, biofuels, environmental assessments required to meet renewable portfolio standards (RPS) goals and the impacts of implementation of the renewable energy proposals on future costs of electricity;
- the ability of the Utilities to develop, implement and recover the costs of implementing the Utilities' action plans and business model changes proposed and being developed in response to the four orders that the PUC issued in April 2014, in which the PUC: directed the Utilities to develop, among other things, Power Supply Improvement Plans, a Demand Response Portfolio Plan and a Distributed Generation Interconnection Plan; described the PUC's inclinations on the future of Hawaii's electric utilities and the vision, business strategies and regulatory policy changes required to align the Utilities' business model with customer interests and the state's public policy goals; and emphasized the need to "leap ahead" of other states in creating a 21st century generation system and modern transmission and distribution grids;
- capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management (DSM), distributed generation (DG), combined heat and power or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand;
- fuel oil price changes, delivery of adequate fuel by suppliers and the continued availability to the electric utilities of their energy cost adjustment clauses (ECACs);
- the continued availability to the electric utilities or modifications of other cost recovery mechanisms, including the purchased power adjustment clauses (PPACs), rate adjustment mechanisms (RAMs) and pension and postretirement benefits other than pensions (OPEB) tracking mechanisms, and the continued decoupling of revenues from sales to mitigate the effects of declining kilowatthour sales;

- the impact of fuel price volatility on customer satisfaction and political and regulatory support for the Utilities;
- the risks associated with increasing reliance on renewable energy, including the availability and cost of non-fossil fuel supplies for renewable energy generation and the operational impacts of adding intermittent sources of renewable energy to the electric grid;
- the growing risk that energy production from renewable generating resources may be curtailed and the interconnection of additional resources will be constrained as more generating resources are added to the Utilities' electric systems and as customers reduce their energy usage;
- the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs);
- the potential that, as IPP contracts near the end of their terms, there may be less economic incentive for the IPPs to make investments in their units to ensure the availability of their units;
- the ability of the Utilities to negotiate, periodically, favorable agreements for significant resources such as fuel supply contracts and collective bargaining agreements;
- new technological developments that could affect the operations and prospects of the Utilities and ASB or their competitors;
- new technological developments, such as the commercial development of energy storage and microgrids, that could affect the operations of the Utilities;
- cyber security risks and the potential for cyber incidents, including potential incidents at HEI, ASB and the Utilities (including at ASB branches and electric utility plants) and incidents at data processing centers they use, to the extent not prevented by intrusion detection and prevention systems, anti-virus software, firewalls and other general information technology controls;
- federal, state, county and international governmental and regulatory actions, such as existing, new and changes in laws, rules and regulations applicable to HEI, the Utilities and ASB (including changes in taxation, increases in capital requirements, regulatory policy changes, environmental laws and regulations (including resulting compliance costs and risks of fines and penalties and/or liabilities), the regulation of greenhouse gas (GHG) emissions, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), and potential carbon “cap and trade” legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation);
- developments in laws, regulations, and policies governing protections for historic, archaeological, and cultural sites, and plant and animal species and habitats, as well as developments in the implementation and enforcement of such laws, regulations, and policies;
- discovery of conditions that may be attributable to historical chemical releases, including any necessary investigation and remediation, and any associated enforcement, litigation, or regulatory oversight;
- decisions by the PUC in rate cases and other proceedings (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs as a result of adverse regulatory audit reports or otherwise);
- decisions by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions, restrictions and penalties that may arise, such as with respect to environmental conditions or RPS);
- potential enforcement actions by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Board (FRB), the Federal Deposit Insurance Corporation (FDIC) and/or other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under existing or new banking and consumer protection laws and regulations or with respect to capital adequacy);
- the ability of the Utilities to recover increasing costs and earn a reasonable return on capital investments not covered by RAMs;
- the risks associated with the geographic concentration of HEI’s businesses and ASB’s loans, ASB’s concentration in a single product type (i.e., first mortgages) and ASB’s significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers);
- changes in accounting principles applicable to HEI, the Utilities and ASB, including the adoption of new U.S. accounting standards, the potential discontinuance of regulatory accounting and the effects of potentially required consolidation of variable interest entities (VIEs) or required capital lease accounting for PPAs with IPPs;
- changes by securities rating agencies in their ratings of the securities of HEI and Hawaiian Electric and the results of financing efforts;
- faster than expected loan prepayments that can cause an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage-servicing assets of ASB;
- changes in ASB’s loan portfolio credit profile and asset quality which may increase or decrease the required level of provision for loan losses, allowance for loan losses and charge-offs;
- changes in ASB’s deposit cost or mix which may have an adverse impact on ASB’s cost of funds;
- the final outcome of tax positions taken by HEI, the Utilities and ASB;
- the risks of suffering losses and incurring liabilities that are uninsured (e.g., damages to the Utilities’ transmission and distribution system and losses from business interruption) or underinsured (e.g., losses not covered as a result of insurance deductibles or other exclusions or exceeding policy limits); and
- other risks or uncertainties described elsewhere in this presentation and in other reports previously and subsequently filed by HEI and/or Hawaiian Electric with the Securities and Exchange Commission (SEC).

Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

## SELECTED FINANCIAL INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (dollars in thousands, except per share amounts) | | | | | |
| **Results of operations** | | | | | |
| Revenues | $ 2,602,982 | $ 3,239,542 | $ 3,238,470 | $ 3,374,995 | $ 3,242,335 |
| Net income for common stock | 159,877 | 168,129 | 161,709 | 138,705 | 137,808 |
| Basic earnings per common share | 1.50 | 1.65 | 1.63 | 1.43 | 1.44 |
| Diluted earnings per common share | 1.50 | 1.63 | 1.62 | 1.42 | 1.44 |
| Dividends per common share | 1.24 | 1.24 | 1.24 | 1.24 | 1.24 |
| **Operating income (loss)** | | | | | |
| Electric utility | $ 274,116 | $ 275,768 | $ 245,513 | $ 213,012 | $ 215,134 |
| Bank | 83,812 | 79,295 | 89,146 | 89,980 | 93,125 |
| Other | (35,375) | (22,463) | (17,151) | (17,249) | (17,039) |
| | $ 322,553 | $ 332,600 | $ 317,508 | $ 285,743 | $ 291,220 |
| **Assets** [1] | | | | | |
| Electric utility | $ 5,680,054 | $ 5,557,542 | $ 5,066,427 | $ 5,108,793 | $ 4,674,007 |
| Bank | 6,014,755 | 5,566,222 | 5,244,686 | 5,042,596 | 4,910,807 |
| Other | 95,387 | 61,378 | 29,793 | (1,334) | 10,496 |
| | $ 11,790,196 | $ 11,185,142 | $ 10,340,906 | $ 10,150,055 | $ 9,595,310 |
| **Capital structure** [1, 2] | | | | | |
| Short-term borrowings - other than bank | $ 103,063 | $ 118,972 | $ 105,482 | $ 83,693 | $ 68,821 |
| Long-term debt, net - other than bank | 1,586,546 | 1,506,546 | 1,492,945 | 1,422,872 | 1,340,070 |
| Preferred stock of subsidiaries | 34,293 | 34,293 | 34,293 | 34,293 | 34,293 |
| Common stock equity | 1,927,640 | 1,790,573 | 1,726,406 | 1,593,008 | 1,527,802 |
| | $ 3,651,542 | $ 3,450,384 | $ 3,359,126 | $ 3,133,866 | $ 2,970,986 |
| **Capital structure ratios** [1, 2] | | | | | |
| Short-term borrowings - other than bank | 2.8% | 3.4% | 3.1% | 2.7% | 2.3% |
| Long-term debt, net - other than bank | 43.5 | 43.7 | 44.5 | 45.4 | 45.1 |
| Preferred stock of subsidiaries | 0.9 | 1.0 | 1.0 | 1.1 | 1.2 |
| Common stock equity | 52.8 | 51.9 | 51.4 | 50.8 | 51.4 |
| | 100.0% | 100.0% | 100.0% | 100.0% | 100.0% |
| **Key financial ratios** | | | | | |
| Market price to book value per common share [1] | 161% | 192% | 153% | 155% | 166% |
| Price earnings ratio [3] | 19.3x | 20.5x | 16.1x | 17.7x | 18.4x |
| Return on average common equity | 8.6% | 9.6% | 9.7% | 8.9% | 9.2% |
| Indicated annual yield [1] | 4.3% | 3.7% | 4.8% | 4.9% | 4.7% |
| Dividend payout ratio | 82% | 75% | 76% | 87% | 86% |
| **Full-time employees** | | | | | |
| Hawaiian Electric and its subsidiaries | 2,727 | 2,759 | 2,764 | 2,658 | 2,518 |
| ASB and its subsidiaries | 1,152 | 1,162 | 1,159 | 1,170 | 1,096 |
| Consolidated HEI | 3,918 | 3,965 | 3,966 | 3,870 | 3,654 |

Note: This report should be read in conjunction with HEI's Form 10-K for each year. Financial data for prior periods has been updated to reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2014-01 and ASU No. 2015-17.

1 At December 31. The Company has revised its electric utilities' previously issued financial statements to correct an error that resulted in the understatement of franchise taxes, net of tax benefits, that should have been recorded in years prior to 2008.

2 Excludes ASB's deposit liabilities and other borrowings.

3 Calculated using December 31 market price per common share divided by diluted earnings per common share.

## CONSOLIDATED STATEMENTS OF INCOME INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (in thousands, except per share amounts) | | | | | |
| **Revenues** | | | | | |
| Electric utility | $ 2,335,166 | $ 2,987,323 | $ 2,980,172 | $ 3,109,439 | $ 2,978,690 |
| Bank | 267,733 | 252,497 | 258,147 | 265,539 | 264,407 |
| Other | 83 | (278) | 151 | 17 | (762) |
| **Total revenues** | 2,602,982 | 3,239,542 | 3,238,470 | 3,374,995 | 3,242,335 |
| **Expenses** | | | | | |
| Electric utility | 2,061,050 | 2,711,555 | 2,734,659 | 2,896,427 | 2,763,556 |
| Bank | 183,921 | 173,202 | 169,001 | 175,559 | 171,282 |
| Other | 35,458 | 22,185 | 17,302 | 17,266 | 16,277 |
| **Total expenses** | 2,280,429 | 2,906,942 | 2,920,962 | 3,089,252 | 2,951,115 |
| **Operating income (loss)** | | | | | |
| Electric utility | 274,116 | 275,768 | 245,513 | 213,012 | 215,134 |
| Bank | 83,812 | 79,295 | 89,146 | 89,980 | 93,125 |
| Other | (35,375) | (22,463) | (17,151) | (17,249) | (17,039) |
| **Total operating income** | 322,553 | 332,600 | 317,508 | 285,743 | 291,220 |
| Interest expense, net other than on deposit liabilities and other bank borrowings | (77,150) | (76,352) | (75,479) | (78,151) | (82,106) |
| Allowance for borrowed funds used during construction | 2,457 | 2,579 | 2,246 | 4,355 | 2,498 |
| Allowance for equity funds used during construction | 6,928 | 6,771 | 5,561 | 7,007 | 5,964 |
| **Income before income taxes** | 254,788 | 265,598 | 249,836 | 218,954 | 217,576 |
| Income taxes | 93,021 | 95,579 | 86,237 | 78,359 | 77,878 |
| **Net income** | 161,767 | 170,019 | 163,599 | 140,595 | 139,698 |
| Preferred stock dividends of subsidiaries | 1,890 | 1,890 | 1,890 | 1,890 | 1,890 |
| **Net income for common stock** | $ 159,877 | $ 168,129 | $ 161,709 | $ 138,705 | $ 137,808 |
| **Basic earnings per common share** | $ 1.50 | $ 1.65 | $ 1.63 | $ 1.43 | $ 1.44 |
| **Diluted earnings per common share** | $ 1.50 | $ 1.63 | $ 1.62 | $ 1.42 | $ 1.44 |
| **Dividends per common share** | $ 1.24 | $ 1.24 | $ 1.24 | $ 1.24 | $ 1.24 |
| **Weighted-average number of common shares outstanding** | 106,418 | 101,968 | 98,968 | 96,908 | 95,510 |
| **Adjusted weighted-average shares** | 106,721 | 102,937 | 99,623 | 97,338 | 95,820 |

## CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (in thousands) | | | | | |
| **Net income for common stock** | $ 159,877 | $ 168,129 | $ 161,709 | $ 138,705 | $ 137,808 |
| **Other comprehensive income (loss), net of taxes:** | | | | | |
| Net unrealized gains (losses) on available-for-sale investment securities: | | | | | |
| Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes | (2,334) | 5,840 | (13,686) | 956 | 6,578 |
| Less: reclassification adjustment for net realized losses (gains) included in net income, net of taxes | - | (1,715) | (738) | (81) | (224) |
| Derivatives qualified as cash flow hedges: | | | | | |
| Net unrealized holding losses arising during the period, net of tax benefits | - | - | - | - | (8) |
| Less: reclassification adjustment to net income, net of tax benefits | 235 | 236 | 235 | 236 | 181 |
| Retirement benefit plans: | | | | | |
| Prior service credit arising during the period, net of taxes | - | - | - | - | 6,943 |
| Net gains (losses) arising during the period, net of taxes | 5,889 | (234,166) | 223,177 | (99,159) | (130,191) |
| Less: amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits | 22,465 | 11,344 | 23,280 | 15,291 | 9,364 |
| Less: reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes | (25,139) | 207,833 | (222,595) | 75,471 | 100,692 |
| **Other comprehensive income (loss), net of taxes** | 1,116 | (10,628) | 9,673 | (7,286) | (6,665) |
| **Comprehensive income attributable to Hawaiian Electric Industries, Inc.** | $ 160,993 | $ 157,501 | $ 171,382 | $ 131,419 | $ 131,143 |

Notes: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Prior period financial statements reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2014-01.

A reconciliation of GAAP to non-GAAP (core) measures is located in the Appendix.

## CONSOLIDATED BALANCE SHEETS INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (in thousands) | | | | | |
| **ASSETS** | | | | | |
| Cash and cash equivalents | $ 300,478 | $ 175,542 | $ 220,036 | $ 219,662 | $ 270,265 |
| Accounts receivable and unbilled revenues, net | 242,766 | 313,696 | 346,785 | 362,823 | 344,322 |
| Available-for-sale investment securities | 820,648 | 550,394 | 529,007 | 671,358 | 624,331 |
| Stock in Federal Home Loan Bank, at cost | 10,678 | 69,302 | 92,546 | 96,022 | 97,764 |
| Loans receivable, net | 4,570,412 | 4,397,457 | 4,115,415 | 3,763,238 | 3,652,419 |
| Property, plant and equipment, net | 4,377,658 | 4,148,774 | 3,865,514 | 3,601,407 | 3,341,082 |
| Regulatory assets | 896,731 | 905,264 | 575,924 | 864,596 | 669,389 |
| Other | 488,635 | 542,523 | 513,489 | 488,759 | 513,548 |
| Goodwill | 82,190 | 82,190 | 82,190 | 82,190 | 82,190 |
| **Total assets** | $ 11,790,196 | $ 11,185,142 | $ 10,340,906 | $ 10,150,055 | $ 9,595,310 |
| **LIABILITIES AND SHAREHOLDERS' EQUITY** | | | | | |
| **Liabilities** | | | | | |
| Accounts, interest and dividends payable | $ 164,565 | $ 211,761 | $ 239,047 | $ 238,637 | $ 241,217 |
| Deposit liabilities | 5,025,254 | 4,623,415 | 4,372,477 | 4,229,916 | 4,070,032 |
| Short-term borrowings - other than bank | 103,063 | 118,972 | 105,482 | 83,693 | 68,821 |
| Other bank borrowings | 328,582 | 290,656 | 244,514 | 195,926 | 233,229 |
| Long-term debt, net - other than bank | 1,586,546 | 1,506,546 | 1,492,945 | 1,422,872 | 1,340,070 |
| Deferred income taxes | 680,877 | 633,570 | 530,786 | 441,109 | 355,788 |
| Regulatory liabilities | 371,543 | 344,849 | 349,299 | 324,152 | 315,466 |
| Contributions in aid of construction | 506,087 | 466,432 | 432,894 | 405,520 | 356,203 |
| Other | 1,061,746 | 1,164,075 | 812,763 | 1,180,929 | 1,052,389 |
| **Total liabilities** | 9,828,263 | 9,360,276 | 8,580,207 | 8,522,754 | 8,033,215 |
| Preferred stock of subsidiaries - not subject to mandatory redemption | 34,293 | 34,293 | 34,293 | 34,293 | 34,293 |
| **Shareholders' equity** | | | | | |
| Preferred stock | - | - | - | - | - |
| Common stock | 1,629,136 | 1,521,297 | 1,488,126 | 1,403,484 | 1,349,446 |
| Retained earnings | 324,766 | 296,654 | 255,030 | 215,947 | 197,493 |
| Accumulated other comprehensive loss, net of tax benefits | (26,262) | (27,378) | (16,750) | (26,423) | (19,137) |
| **Total shareholders' equity** | 1,927,640 | 1,790,573 | 1,726,406 | 1,593,008 | 1,527,802 |
| **Total liabilities and shareholders' equity** | $ 11,790,196 | $ 11,185,142 | $ 10,340,906 | $ 10,150,055 | $ 9,595,310 |

Notes: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Prior period financial statements reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2014-01.

Certain reclassifications have been made to prior years' financial statements to conform to the 2015 presentation.

## CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| (in thousands, except per share amounts) | Common stock Shares | Common stock Amount | Retained earnings | Accumulated other comprehensive income (loss) | Total |
|---|---|---|---|---|---|
| **Balance, December 31, 2011** | 96,038 | $ 1,349,446 | $ 197,493 | $ (19,137) | $ 1,527,802 |
| Net income for common stock | - | - | 138,705 | - | 138,705 |
| Other comprehensive loss, net of tax benefits | - | - | - | (7,286) | (7,286) |
| Issuance of common stock: | | | | | |
| Dividend reinvestment and stock purchase plan | 1,560 | 41,295 | - | - | 41,295 |
| Retirement savings and other plans | 330 | 8,196 | - | - | 8,196 |
| Expenses and other, net | - | 4,547 | - | - | 4,547 |
| Dividend equivalents paid on equity-classified awards | - | - | (101) | - | (101) |
| Common stock dividends | - | - | (120,150) | - | (120,150) |
| **Balance, December 31, 2012** | 97,928 | 1,403,484 | 215,947 | (26,423) | 1,593,008 |
| Net income for common stock | - | - | 161,709 | - | 161,709 |
| Other comprehensive income, net of taxes | - | - | - | 9,673 | 9,673 |
| Issuance of common stock: | | | | | |
| Partial settlement of equity forward | 1,300 | 33,409 | - | - | 33,409 |
| Dividend reinvestment and stock purchase plan | 1,612 | 41,692 | - | - | 41,692 |
| Retirement savings and other plans | 420 | 9,203 | - | - | 9,203 |
| Expenses and other, net | - | 338 | - | - | 338 |
| Common stock dividends | - | - | (122,626) | - | (122,626) |
| **Balance, December 31, 2013** | 101,260 | 1,488,126 | 255,030 | (16,750) | 1,726,406 |
| Net income for common stock | - | - | 168,129 | - | 168,129 |
| Other comprehensive loss, net of tax benefits | - | - | - | (10,628) | (10,628) |
| Issuance of common stock: | | | | | |
| Partial settlement of equity forward | 1,000 | 24,873 | - | - | 24,873 |
| Dividend reinvestment and stock purchase plan | 95 | 2,461 | - | - | 2,461 |
| Retirement savings and other plans | 210 | 6,816 | - | - | 6,816 |
| Expenses and other, net | - | (979) | - | - | (979) |
| Common stock dividends | - | - | (126,505) | - | (126,505) |
| **Balance, December 31, 2014** | 102,565 | 1,521,297 | 296,654 | (27,378) | 1,790,573 |
| Net income for common stock | - | - | 159,877 | - | 159,877 |
| Other comprehensive income, net of taxes | - | - | - | 1,116 | 1,116 |
| Issuance of common stock: | | | | | |
| Partial settlement of equity forward | 4,700 | 109,183 | - | - | 109,183 |
| Retirement savings and other plans | 195 | 5,578 | - | - | 5,578 |
| Expenses and other, net | - | (6,922) | - | - | (6,922) |
| Common stock dividends | - | - | (131,765) | - | (131,765) |
| **Balance, December 31, 2015** | 107,460 | $ 1,629,136 | $ 324,766 | $ (26,262) | $ 1,927,640 |

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Prior period financial statements reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2014-01.

## CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 |
|---|---|---|---|
| (in thousands) | | | |
| **Cash flows from operating activities** | | | |
| Net income | $ 161,767 | $ 170,019 | $ 163,599 |
| Adjustments to reconcile net income to net cash provided by operating activities | | | |
| Depreciation of property, plant and equipment | 183,966 | 172,762 | 160,061 |
| Other amortization | 11,619 | 10,282 | 7,324 |
| Provision for loan losses | 6,275 | 6,126 | 1,507 |
| Impairment of utility assets | 6,021 | 1,866 | - |
| Other | 1,672 | 758 | - |
| Loans receivable originated and purchased, held for sale | (268,279) | (155,755) | (249,022) |
| Proceeds from sale of loans receivable, held for sale | 275,296 | 155,030 | 273,775 |
| Increase in deferred income taxes | 41,433 | 104,226 | 80,145 |
| Share-based compensation expense | 6,542 | 9,287 | 7,780 |
| Excess tax benefits from share-based payment arrangements | (978) | (277) | (430) |
| Allowance for equity funds used during construction | (6,928) | (6,771) | (5,561) |
| Change in cash overdraft | - | (1,038) | 1,038 |
| Changes in assets and liabilities | | | |
| Decrease in accounts receivable and unbilled revenues, net | 62,304 | 33,089 | 16,038 |
| Increase (decrease) in accounts, interest and dividends payable | (52,663) | (67,189) | 12,406 |
| Change in other assets and liabilities | (72,167) | (106,995) | (107,092) |
| **Net cash provided by operating activities** | 355,880 | 325,420 | 361,568 |
| **Cash flows from investing activities** | | | |
| Available-for-sale investment securities purchased | (429,262) | (183,778) | (112,654) |
| Principal repayments on available-for-sale investment securities | 153,271 | 91,013 | 158,558 |
| Proceeds from sale of available-for-sale investment securities | - | 79,564 | 71,367 |
| Net increase in loans held for investment | (181,343) | (283,810) | (398,426) |
| Proceeds from sale of real estate acquired in settlement of loans | 1,329 | 3,213 | 9,212 |
| Capital expenditures | (363,804) | (364,826) | (389,438) |
| Contributions in aid of construction | 40,239 | 41,806 | 32,160 |
| Other | 73,846 | 24,369 | 31,039 |
| **Net cash used in investing activities** | $ (705,724) | $ (592,449) | $ (598,182) |

(Continued on next page)

## CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 |
|---|---|---|---|
| (in thousands) | | | |
| **Cash flows from financing activities** | | | |
| Net increase in deposit liabilities | $ 401,839 | $ 250,938 | $ 142,561 |
| Net increase in short-term borrowings with original maturities of three months or less | (15,909) | 13,490 | 21,789 |
| Net increase (decrease) in retail repurchase agreements | 37,925 | (9,465) | (1,418) |
| Proceeds from other bank borrowings | 50,000 | 130,601 | 130,000 |
| Repayments of other bank borrowings | (50,000) | (75,000) | (80,000) |
| Proceeds from issuance of long-term debt | 80,000 | 125,000 | 286,000 |
| Repayment of long-term debt | - | (111,400) | (216,000) |
| Excess tax benefits from share-based payment arrangements | 978 | 277 | 430 |
| Net proceeds from issuance of common stock | 104,435 | 26,898 | 55,086 |
| Common stock dividends | (131,765) | (126,458) | (98,383) |
| Preferred stock dividends of subsidiaries | (1,890) | (1,890) | (1,890) |
| Other | (833) | (456) | (1,187) |
| **Net cash provided by financing activities** | 474,780 | 222,535 | 236,988 |
| Net increase (decrease) in cash and cash equivalents | 124,936 | (44,494) | 374 |
| Cash and cash equivalents, January 1 | 175,542 | 220,036 | 219,662 |
| **Cash and cash equivalents, December 31** | $ 300,478 | $ 175,542 | $ 220,036 |

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Prior period financial statements reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2014-01.

## CONSOLIDATED CAPITAL STRUCTURE

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (in thousands) | | | | | |
| **Short-term borrowings - other than bank** [1] | $ 103,063 | $ 118,972 | $ 105,482 | $ 83,693 | $ 68,821 |
| **Long-term debt - other than bank** [1] | | | | | |
| Long-term debt of electric utility subsidiaries [2] | 1,286,546 | 1,206,546 | 1,217,945 | 1,147,872 | 1,058,070 |
| HEI term loan LIBOR + .75%, due 2017 | 125,000 | 125,000 | - | - | - |
| HEI, senior notes, 4.41% due 2016 | 75,000 | 75,000 | 75,000 | 75,000 | 75,000 |
| HEI, senior notes, 5.67% due 2021 | 50,000 | 50,000 | 50,000 | 50,000 | 50,000 |
| HEI, senior notes, 3.99% due 2023 | 50,000 | 50,000 | 50,000 | - | - |
| HEI, medium-term notes, Series B 7.13%, paid in 2012 | - | - | - | - | 7,000 |
| HEI, medium-term notes, Series C 6.51% paid in 2014 | - | - | 100,000 | 100,000 | 100,000 |
| HEI, medium-term notes, Series D 5.25% paid in 2013 | - | - | - | 50,000 | 50,000 |
| | 1,586,546 | 1,506,546 | 1,492,945 | 1,422,872 | 1,340,070 |
| Preferred stock of subsidiaries - not subject to mandatory redemption | 34,293 | 34,293 | 34,293 | 34,293 | 34,293 |
| **Shareholders' equity** | | | | | |
| Preferred stock | - | - | - | - | - |
| Common stock | 1,629,136 | 1,521,297 | 1,488,126 | 1,403,484 | 1,349,446 |
| Retained earnings | 324,766 | 296,654 | 255,030 | 215,947 | 197,493 |
| Accumulated other comprehensive loss, net of tax benefits | (26,262) | (27,378) | (16,750) | (26,423) | (19,137) |
| | 1,927,640 | 1,790,573 | 1,726,406 | 1,593,008 | 1,527,802 |
| | $ 3,651,542 | $ 3,450,384 | $ 3,359,126 | $ 3,133,866 | $ 2,970,986 |

## LONG-TERM DEBT MATURITIES as of December 31, 2015

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| | 2016 | 2017 | 2018 | 2019 | 2020 | Thereafter | Total |
|---|---|---|---|---|---|---|---|
| (in thousands) | | | | | | | |
| **Long-term debt - other than bank** [1] | | | | | | | |
| Electric utilities[2] | $ - | $ - | $ 50,000 | $ - | $ 96,000 | $ 1,140,546 | $ 1,286,546 |
| HEI | 75,000 | 125,000 | - | - | - | 100,000 | 300,000 |
| | $ 75,000 | $ 125,000 | $ 50,000 | $ - | $ 96,000 | $ 1,240,546 | $ 1,586,546 |

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Prior period financial statements reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2014-01.

1 Excludes deposit liabilities, other bank borrowings and intercompany borrowings.

2 See pages 14 and 15 for additional information.

## GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (dollars in thousands) | | | | | |
| **Net income (loss) for common stock by company** | | | | | |
| Electric utilities | | | | | |
| Hawaiian Electric | $ 92,794 | $ 96,677 | $ 81,519 | $ 70,440 | $ 55,370 |
| Hawaii Electric Light | 20,755 | 18,689 | 20,136 | 16,212 | 26,651 |
| Maui Electric | 22,165 | 22,275 | 21,277 | 12,627 | 17,974 |
| Other subsidiaries | - | - | (3) | (3) | (9) |
| | 135,714 | 137,641 | 122,929 | 99,276 | 99,986 |
| ASB consolidated | 54,730 | 51,301 | 57,727 | 58,684 | 59,421 |
| HEI and other | (30,567) | (20,813) | (18,947) | (19,255) | (21,599) |
| Consolidated HEI | $ 159,877 | $ 168,129 | $ 161,709 | $ 138,705 | $ 137,808 |
| **Diluted earnings per common share** | $ 1.50 | $ 1.63 | $ 1.62 | $ 1.42 | $ 1.44 |
| **Return on average common equity by company** (simple average) | | | | | |
| Electric utilities | | | | | |
| Hawaiian Electric | 8.0% | 8.7% | 8.0% | 7.6% | 6.4% |
| Hawaii Electric Light | 7.2 | 6.7 | 7.4 | 5.9 | 9.7 |
| Maui Electric | 8.5 | 8.8 | 8.9 | 5.4 | 7.7 |
| | 8.0 | 8.4 | 8.0 | 6.9 | 7.3 |
| ASB consolidated | 10.0 | 9.7 | 11.3 | 11.9 | 12.1 |
| Consolidated HEI | 8.6% | 9.6% | 9.7% | 8.9% | 9.2% |

## NON-GAAP (CORE) EARNINGS AND RETURN ON AVERAGE COMMON EQUITY [1]

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (dollars in millions, except per share amounts) | | | | | |
| **Core net income (loss)** | | | | | |
| Electric utility | $ 136.2 | $ 137.6 | $ 122.9 | $ 123.7 | $ 105.7 |
| Bank | 54.8 | 51.3 | 57.7 | 58.7 | 59.4 |
| Other | (15.4) | (15.9) | (18.9) | (19.3) | (21.6) |
| Consolidated HEI | $ 175.7 | $ 173.0 | $ 161.7 | $ 163.1 | $ 143.5 |
| **Core diluted earnings per common share** | $ 1.65 | $ 1.68 | $ 1.62 | $ 1.68 | $ 1.50 |
| **Adjusted return on average common equity** (simple average) | | | | | |
| Electric utility | 8.0% | 8.4% | 8.0% | 8.6% | 7.7% |
| Bank | 10.0 | 9.7 | 11.3 | 11.9 | 12.1 |
| Consolidated HEI | 9.4 | 9.8 | 9.7 | 10.5 | 9.5 |

Note: Columns may not foot due to rounding

Financial data for prior periods has been updated to reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2014-01.

[1] See the reconciliation of GAAP to non-GAAP measures in the Appendix.

## SELECTED FINANCIAL INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (in thousands) | | | | | |
| **CAPITAL STRUCTURE** [1] | | | | | |
| Long-term debt, net, including current portion | $ 1,286,546 | $ 1,206,546 | $ 1,217,945 | $ 1,147,872 | $ 1,058,070 |
| Preferred stock | 34,293 | 34,293 | 34,293 | 34,293 | 34,293 |
| Common stock equity [2] | 1,728,325 | 1,682,144 | 1,593,564 | 1,472,136 | 1,402,841 |
| | $ 3,049,164 | $ 2,922,983 | $ 2,845,802 | $ 2,654,301 | $ 2,495,204 |
| **CAPITAL STRUCTURE RATIOS** (%) [1] | | | | | |
| Long-term debt, net, including current portion | 42.2 | 41.3 | 42.8 | 43.2 | 42.4 |
| Preferred stock | 1.1 | 1.2 | 1.2 | 1.3 | 1.4 |
| Common stock equity | 56.7 | 57.5 | 56.0 | 55.5 | 56.2 |
| | 100.0 | 100.0 | 100.0 | 100.0 | 100.0 |
| **KEY FINANCIAL RATIOS** (%) | | | | | |
| Ratio of earnings to fixed charges (SEC method) | 3.97 | 4.04 | 3.72 | 3.37 | 3.52 |
| Authorized return on rate base [3] | | | | | |
| Hawaiian Electric | 8.11 | 8.11 | 8.11 | 8.11 | 8.16 |
| Hawaii Electric Light | 8.31 | 8.31 | 8.31 | 8.31 | 8.33 |
| Maui Electric | 7.34 | 7.34 | 7.34 | 8.15 | 8.67 |
| Earned rate-making return on simple average rate base [4] | | | | | |
| Hawaiian Electric | 7.39 | 7.76 | 7.26 | 8.23 | 6.83 |
| Hawaii Electric Light | 6.58 | 6.28 | 6.77 | 6.99 | 8.78 |
| Maui Electric | 7.19 | 7.48 [7] | 7.24 | 5.99 | 7.07 |
| Authorized return on simple average common equity [3] | | | | | |
| Hawaiian Electric | 10.00 | 10.00 | 10.00 | 10.00 | 10.00 |
| Hawaii Electric Light | 10.00 | 10.00 | 10.00 | 10.00 | 10.70 |
| Maui Electric | 9.00 | 9.00 | 9.00 | 10.00 | 10.70 |
| Earned rate-making return on simple average common equity [5] | | | | | |
| Hawaiian Electric | 9.20 | 9.85 | 8.95 | 10.70 | 8.03 |
| Hawaii Electric Light | 7.49 | 6.65 | 7.46 | 7.79 | 10.85 |
| Maui Electric | 8.76 | 9.47 [7] | 9.35 | 6.69 | 8.10 |
| Book return on simple average common equity [6] | | | | | |
| Hawaiian Electric | 8.02 | 8.74 | 7.98 | 7.57 | 6.43 |
| Hawaii Electric Light | 7.22 | 6.71 | 7.41 | 5.90 | 9.68 |
| Maui Electric | 8.52 | 8.81 | 8.91 | 5.44 | 7.73 |
| **RATE BASE** (in millions, simple average) | | | | | |
| Hawaiian Electric | $ 1,814 [8] | $ 1,756 | $ 1,662 | $ 1,532 | $ 1,401 |
| Hawaii Electric Light | 479 [8] | 476 | 464 | 454 | 453 |
| Maui Electric | 440 [8] | 439 [7] | 421 | 400 | 385 |
| | $ 2,733 | $ 2,671 | $ 2,547 | $ 2,386 | $ 2,239 |
| **DEPRECIATION AND AFUDC (%)** | | | | | |
| Composite annual depreciation rate | 3.2 | 3.1 | 3.1 | 3.1 | 3.2 |
| Accumulated depreciation as percent of gross plant [1] | 34.6 | 35.0 | 35.8 | 36.7 | 37.5 |
| Weighted-average AFUDC rate | 7.6 | 7.7 | 7.6 | 7.6 | 8.0 |

1 At December 31.

2 Certain adjustments have been made to prior years' financial statements to conform to the 2012 presentation, which did not affect previously reported results of operations.

3 Reflects latest final decision and order as of the end of the respective years.

4 Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.

5 This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates. Prior to 2011, it was based on average common equity on the balance sheet adjusted for items not included in determining electric rates.

6 Based on recorded net income divided by average common equity, simple average method.

7 Information previously provided was subsequently revised.

8 The 12/31/15 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $1,835, $480 and $434, respectively.

## CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (in thousands) | | | | | |
| **Revenues** | $ 2,335,166 | $ 2,987,323 | $ 2,980,172 | $ 3,109,439 | $ 2,978,690 |
| **Expenses** | | | | | |
| Fuel oil | 654,600 | 1,131,685 | 1,185,552 | 1,297,419 | 1,265,126 |
| Purchased power | 594,096 | 722,008 | 710,681 | 724,240 | 689,652 |
| Other operation and maintenance | 413,089 | 410,612 | 403,270 | 397,429 | 380,084 |
| Depreciation | 177,380 | 166,387 | 154,025 | 144,498 | 142,975 |
| Taxes, other than income taxes | 221,885 | 280,863 | 281,131 | 292,841 | 276,504 |
| Impairment of utility assets | | - | - | 40,000 | 9,215 |
| Total expenses | 2,061,050 | 2,711,555 | 2,734,659 | 2,896,427 | 2,763,556 |
| Operating income | 274,116 | 275,768 | 245,513 | 213,012 | 215,134 |
| Allowance for equity funds used during construction | 6,928 | 6,771 | 5,561 | 7,007 | 5,964 |
| Interest expense and other charges, net | (66,370) | (64,757) | (59,279) | (62,055) | (60,031) |
| Allowance for borrowed funds used during construction | 2,457 | 2,579 | 2,246 | 4,355 | 2,498 |
| Income before income taxes | 217,131 | 220,361 | 194,041 | 162,319 | 163,565 |
| Income taxes | 79,422 | 80,725 | 69,117 | 61,048 | 61,584 |
| **Net income** | 137,709 | 139,636 | 124,924 | 101,271 | 101,981 |
| Preferred stock dividends of subsidiaries | 915 | 915 | 915 | 915 | 915 |
| **Net income attributable to Hawaiian Electric** | 136,794 | 138,721 | 124,009 | 100,356 | 101,066 |
| Preferred stock dividends of Hawaiian Electric | 1,080 | 1,080 | 1,080 | 1,080 | 1,080 |
| **Net income for common stock** | 135,714 | 137,641 | 122,929 | 99,276 | 99,986 |
| **Retained earnings, January 1** | 997,773 | 948,624 | 907,273 | 881,041 | 851,613 |
| Common stock dividends | (90,405) | (88,492) | (81,578) | (73,044) | (70,558) |
| **Retained earnings, December 31** | $ 1,043,082 | $ 997,773 | $ 948,624 | $ 907,273 | $ 881,041 |

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

## CONSOLIDATED BALANCE SHEETS INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

| December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (in thousands) | | | | | |
| **ASSETS** | | | | | |
| **Property, plant and equipment** | | | | | |
| **Utility property, plant and equipment** | | | | | |
| Land | $ 52,792 | $ 52,299 | $ 51,883 | $ 51,568 | $ 51,514 |
| Plant and equipment | 6,315,698 | 6,009,482 | 5,701,875 | 5,364,400 | 5,052,027 |
| Less accumulated depreciation | (2,266,004) | (2,175,510) | (2,111,229) | (2,040,789) | (1,966,894) |
| Construction in progress | 175,309 | 158,616 | 143,233 | 151,378 | 138,838 |
| Utility property, plant and equipment, net | 4,277,795 | 4,044,887 | 3,785,762 | 3,526,557 | 3,275,485 |
| Nonutility property, plant and equipment, less accumulated depreciation | 7,272 | 6,563 | 6,567 | 6,578 | 6,581 |
| **Total property, plant and equipment, net** | 4,285,067 | 4,051,450 | 3,792,329 | 3,533,135 | 3,282,066 |
| **Current assets** | | | | | |
| Cash and equivalents | 24,449 | 13,762 | 62,825 | 17,159 | 48,806 |
| Customer accounts receivable, net | 132,778 | 158,484 | 175,448 | 210,779 | 183,328 |
| Accrued unbilled revenues, net | 84,509 | 137,374 | 144,124 | 134,298 | 137,826 |
| Other accounts receivable, net | 10,408 | 4,283 | 14,062 | 28,176 | 8,623 |
| Fuel oil stock, at average cost | 71,216 | 106,046 | 134,087 | 161,419 | 171,548 |
| Materials and supplies, at average cost | 54,429 | 57,250 | 59,044 | 51,085 | 43,188 |
| Prepayments and other | 36,640 | 33,468 | 32,155 | 32,865 | 36,667 |
| Regulatory assets | 72,231 | 71,421 | 69,738 | 51,267 | 20,283 |
| **Total current assets** | 486,660 | 582,088 | 691,483 | 687,048 | 650,269 |
| **Other long-term assets** | | | | | |
| Regulatory assets | 824,500 | 833,843 | 506,186 | 813,329 | 649,106 |
| Unamortized debt expense | 8,341 | 8,323 | 9,003 | 10,554 | 12,786 |
| Other | 75,486 | 81,838 | 67,426 | 64,727 | 79,780 |
| **Total other long-term assets** | 908,327 | 924,004 | 582,615 | 888,610 | 741,672 |
| **Total assets** | $ 5,680,054 | $ 5,557,542 | $ 5,066,427 | $ 5,108,793 | $ 4,674,007 |
| **CAPITALIZATION AND LIABILITIES** | | | | | |
| **Capitalization** | | | | | |
| Common stock equity | $ 1,728,325 | $ 1,682,144 | $ 1,593,564 | $ 1,472,136 | $ 1,402,841 |
| Cumulative preferred stock - not subject to mandatory redemption | 34,293 | 34,293 | 34,293 | 34,293 | 34,293 |
| Long-term debt, net | 1,286,546 | 1,206,546 | 1,206,545 | 1,147,872 | 1,000,570 |
| **Total capitalization** | 3,049,164 | 2,922,983 | 2,834,402 | 2,654,301 | 2,437,704 |
| **Current liabilities** | | | | | |
| Current portion of long-term debt | - | - | 11,400 | - | 57,500 |
| Accounts payable | 114,846 | 163,934 | 189,559 | 186,824 | 188,580 |
| Interest and preferred dividends payable | 23,111 | 22,316 | 21,652 | 21,092 | 19,483 |
| Taxes accrued | 191,084 | 250,402 | 249,445 | 251,066 | 230,076 |
| Regulatory liabilities | 2,204 | 632 | 1,916 | 1,212 | - |
| Other | 54,079 | 61,664 | 63,881 | 60,801 | 69,353 |
| **Total current liabilities** | 385,324 | 498,948 | 537,853 | 520,995 | 564,992 |
| **Deferred credits and other liabilities** | | | | | |
| Deferred income taxes | 654,806 | 573,439 | 486,459 | 417,611 | 337,863 |
| Regulatory liabilities | 369,339 | 344,217 | 347,383 | 322,940 | 315,466 |
| Unamortized tax credits | 84,214 | 79,492 | 73,539 | 66,584 | 60,614 |
| Defined benefit pension and other postretirement benefit plans liability | 552,974 | 595,395 | 262,162 | 620,205 | 494,753 |
| Other | 78,146 | 76,636 | 91,735 | 100,637 | 106,412 |
| **Total deferred credits and other liabilities** | 1,739,479 | 1,669,179 | 1,261,278 | 1,527,977 | 1,315,108 |
| Contributions in aid of construction | 506,087 | 466,432 | 432,894 | 405,520 | 356,203 |
| **Total capitalization and liabilities** | $ 5,680,054 | $ 5,557,542 | $ 5,066,427 | $ 5,108,793 | $ 4,674,007 |

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year. Prior period financial statements reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2015-17.

Certain reclassifications have been made to prior years' financial statements to conform to the 2015 presentation.

## CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

| Years ended December 31<br>(in thousands) | 2015 | 2014 | 2013 |
|---|---|---|---|
| **Cash flows from operating activities** | | | |
| Net income | $137,709 | $139,636 | $ 124,924 |
| Adjustments to reconcile net income to net cash provided by operating activities | | | |
| Depreciation of property, plant, and equipment | 177,380 | 166,387 | 154,025 |
| Other amortization | 8,939 | 9,897 | 7,734 |
| Impairment of utility assets | 6,021 | 1,866 | - |
| Other | 1,672 | 758 | - |
| Increase in deferred income taxes | 75,626 | 82,947 | 64,507 |
| Changes in tax credits, net | 4,844 | 6,062 | 7,017 |
| Allowance for equity funds used during construction | (6,928) | (6,771) | (5,561) |
| Change in cash overdraft | - | (1,038) | 1,038 |
| Changes in assets and liabilities | | | |
| Decrease in accounts receivable | 23,727 | 26,743 | 49,445 |
| Decrease (increase) in accrued unbilled revenues | 40,093 | 6,750 | (9,826) |
| Decrease in fuel oil stock | 34,830 | 28,041 | 27,332 |
| Decrease (increase) in materials and supplies | 2,821 | (72) | (7,959) |
| Increase in regulatory assets | (24,182) | (17,000) | (65,461) |
| Increase (decrease) in accounts payable | (54,555) | (65,527) | 14,731 |
| Changes in prepaid and accrued income taxes and revenue taxes | (63,096) | (4,036) | (2,028) |
| Increase (decrease) in defined benefit pension and other postretirement benefit plans liablity | 1,125 | (961) | 2,240 |
| Change in other assets and liabilities | (32,620) | (66,687) | (35,293) |
| **Net cash provided by operating activities** | 333,406 | 306,995 | 326,865 |
| **Cash flows from investing activities** | | | |
| Capital expenditures | (350,161) | (336,679) | (378,044) |
| Contributions in aid of construction | 40,239 | 41,806 | 32,160 |
| Other | 1,140 | 1,164 | 907 |
| **Net cash used in investing activities** | (308,782) | (293,709) | (344,977) |
| **Cash flows from financing activities** | | | |
| Proceeds from issuance of long-term debt | 80,000 | - | 236,000 |
| Repayment of long-term debt | - | (11,400) | (166,000) |
| Proceeds from issuance of common stock | - | 40,000 | 78,500 |
| Preferred stock dividends of Hawaiian Electric and subsidiaries | (1,995) | (1,995) | (1,995) |
| Common stock dividends | (90,405) | (88,492) | (81,578) |
| Other | (1,537) | (462) | (1,149) |
| **Net cash provided by (used in) financing activities** | (13,937) | (62,349) | 63,778 |
| Net increase (decrease) in cash and cash equivalents | 10,687 | (49,063) | 45,666 |
| Cash and cash equivalents, January 1 | 13,762 | 62,825 | 17,159 |
| **Cash and cash equivalents, December 31** | $ 24,449 | $ 13,762 | $ 62,825 |

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
Certain reclassifications have been made to prior years' financial statements to conform to the 2015 presentation.

**CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION**

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

| December 31 | | | | | | 2015 | | 2014 | | 2013 | | 2012 | | 2011 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| (dollars in thousands, except par values) | | | | | | | | | | | | | | |
| | | Par value | | | Shares outstanding 12/31/15 | | | | | | | | | |
| C | 4.25% | $ | 20 | Hawaiian Electric | 150,000 | $ 3,000 | $ | 3,000 | $ | 3,000 | $ | 3,000 | $ | 3,000 |
| D | 5.00 | | 20 | Hawaiian Electric | 50,000 | 1,000 | | 1,000 | | 1,000 | | 1,000 | | 1,000 |
| E | 5.00 | | 20 | Hawaiian Electric | 150,000 | 3,000 | | 3,000 | | 3,000 | | 3,000 | | 3,000 |
| H | 5.25 | | 20 | Hawaiian Electric | 250,000 | 5,000 | | 5,000 | | 5,000 | | 5,000 | | 5,000 |
| I | 5.00 | | 20 | Hawaiian Electric | 89,657 | 1,793 | | 1,793 | | 1,793 | | 1,793 | | 1,793 |
| J | 4.75 | | 20 | Hawaiian Electric | 250,000 | 5,000 | | 5,000 | | 5,000 | | 5,000 | | 5,000 |
| K | 4.65 | | 20 | Hawaiian Electric | 175,000 | 3,500 | | 3,500 | | 3,500 | | 3,500 | | 3,500 |
| G | 7.625 | | 100 | Hawaii Electric Light | 70,000 | 7,000 | | 7,000 | | 7,000 | | 7,000 | | 7,000 |
| H | 7.625 | | 100 | Maui Electric | 50,000 | 5,000 | | 5,000 | | 5,000 | | 5,000 | | 5,000 |
| | | | | | 1,234,657 | $ 34,293 | $ | 34,293 | $ | 34,293 | $ | 34,293 | $ | 34,293 |

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

**LONG-TERM DEBT**

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

| December 31<br>(in thousands) | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| **OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS** | | | | | |
| **Hawaiian Electric** | | | | | |
| Series 1993, 5.45%, due 2023 | $ - | $ - | $ - | $ - | $ 50,000 |
| Series 1997A, 5.65%, due 2027 | - | - | - | 50,000 | 50,000 |
| Refunding series 1998A, 4.95%, due 2012 | - | - | - | - | 42,580 |
| Refunding series 1999B, 5.75%, due 2018 | - | - | - | - | 30,000 |
| Series 1999C, 6.20%, due 2029 | - | - | - | - | 35,000 |
| Refunding series 1999D, 6.15%, due 2020 | - | - | - | - | 16,000 |
| Refunding series 2000, 5.70%, due 2020 | - | - | - | - | 46,000 |
| Series 2002A, 5.10%, due 2032 | - | - | - | - | 40,000 |
| Refunding series 2003B, 5.00%, due 2022 | - | - | - | 40,000 | 40,000 |
| Refunding series 2005A, 4.80%, due 2025 | - | 40,000 | 40,000 | 40,000 | 40,000 |
| Series 2007A, 4.65%, due 2037 | 100,000 | 100,000 | 100,000 | 100,000 | 100,000 |
| Refunding series 2007B, 4.60%, due 2026 | 62,000 | 62,000 | 62,000 | 62,000 | 62,000 |
| Series 2009, 6.50%, due 2039 | 90,000 | 90,000 | 90,000 | 90,000 | 90,000 |
| Refunding series 2015, 3.25%, due 2025 | 40,000 | - | - | - | - |
| | 292,000 | 292,000 | 292,000 | 382,000 | 641,580 |
| **Hawaii Electric Light** | | | | | |
| Series 1993, 5.45%, due 2023 | - | - | - | - | 20,000 |
| Series 1997A, 5.65%, due 2027 | - | - | - | 30,000 | 30,000 |
| Refunding series 1998A, 4.95%, due 2012 | - | - | - | - | 7,200 |
| Refunding series 1999A, 5.50%, due 2014 | - | - | 11,400 | 11,400 | 11,400 |
| Refunding series 1999B, 5.75%, due 2018 | - | - | - | - | 11,000 |
| Refunding series 1999D, 6.15%, due 2020 | - | - | - | - | 3,000 |
| Refunding series 2003A, 4.75%, due 2020 | - | - | - | 14,000 | 14,000 |
| Refunding series 2003B, 5.00%, due 2022 | - | - | - | 12,000 | 12,000 |
| Refunding series 2005A, 4.80%, due 2025 | - | 5,000 | 5,000 | 5,000 | 5,000 |
| Series 2007A, 4.65%, due 2037 | 20,000 | 20,000 | 20,000 | 20,000 | 20,000 |
| Refunding series 2007B, 4.60%, due 2026 | 8,000 | 8,000 | 8,000 | 8,000 | 8,000 |
| Series 2009, 6.50%, due 2039 | 60,000 | 60,000 | 60,000 | 60,000 | 60,000 |
| Refunding series 2015, 3.25%, due 2025 | 5,000 | - | - | - | - |
| | $ 93,000 | $ 93,000 | $ 104,400 | $ 160,400 | $ 201,600 |

(Continued on next page)

## LONG-TERM DEBT (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

| December 31<br>(in thousands) | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| **OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS** | | | | | |
| **Maui Electric** | | | | | |
| Series 1993, 5.45%, due 2023 | $ - | $ - | $ - | $ - | $ 30,000 |
| Series 1997A, 5.65%, due 2027 | - | - | - | 20,000 | 20,000 |
| Refunding series 1998A, 4.95%, due 2012 | - | - | - | - | 7,720 |
| Refunding series 1999B, 5.75%, due 2018 | - | - | - | - | 9,000 |
| Refunding series 1999D, 6.15%, due 2020 | - | - | - | - | 1,000 |
| Refunding series 2000, 5.70%, due 2020 | - | - | - | - | 20,000 |
| Refunding series 2005A, 4.80%, due 2025 | - | 2,000 | 2,000 | 2,000 | 2,000 |
| Series 2007A, 4.65%, due 2037 | 20,000 | 20,000 | 20,000 | 20,000 | 20,000 |
| Refunding series 2007B, 4.60%, due 2026 | 55,000 | 55,000 | 55,000 | 55,000 | 55,000 |
| Refunding series 2015, 3.25%, due 2025 | 2,000 | - | - | - | - |
| | 77,000 | 77,000 | 77,000 | 97,000 | 164,720 |
| | 462,000 | 462,000 | 473,400 | 639,400 | 1,007,900 |
| Less funds on deposit with trustees | - | - | - | - | - |
| | 462,000 | 462,000 | 473,400 | 639,400 | 1,007,900 |
| **OTHER LONG-TERM DEBT (UNSECURED)** | | | | | |
| Taxable unsecured senior notes: | | | | | |
| Hawaiian Electric, 5.23%, Series 2015A, due 2045 | 50,000 | - | - | - | - |
| Hawaii Electric Light, 5.23%, Series 2015A, due 2045 | 25,000 | - | - | - | - |
| Maui Electric, 5.23%, Series 2015A, due 2045 | 5,000 | - | - | - | - |
| Hawaii Electric Light, 3.83%, Series 2013A, due 2020 | 14,000 | 14,000 | 14,000 | - | - |
| Hawaiian Electric, 4.45%, Series 2013A, due 2022 | 40,000 | 40,000 | 40,000 | - | - |
| Hawaii Electric Light, 4.45%, Series 2013B, due 2022 | 12,000 | 12,000 | 12,000 | - | - |
| Hawaiian Electric, 4.84%, Series 2013B, due 2027 | 50,000 | 50,000 | 50,000 | - | - |
| Hawaii Electric Light, 4.84%, Series 2013C, due 2027 | 30,000 | 30,000 | 30,000 | - | - |
| Maui Electric, 4.84%, Series 2013A, due 2027 | 20,000 | 20,000 | 20,000 | - | - |
| Hawaiian Electric, 5.65% Series 2013C, due 2043 | 50,000 | 50,000 | 50,000 | - | - |
| Maui Electric, 5.65% Series 2013B, due 2043 | 20,000 | 20,000 | 20,000 | - | - |
| Hawaiian Electric, 3.79%, Series 2012A, due 2018 | 30,000 | 30,000 | 30,000 | 30,000 | - |
| Hawaii Electric Light, 3.79%, Series 2012A, due 2018 | 11,000 | 11,000 | 11,000 | 11,000 | - |
| Maui Electric, 3.79%, Series 2012A, due 2018 | 9,000 | 9,000 | 9,000 | 9,000 | - |
| Hawaiian Electric, 4.03%, Series 2012B, due 2020 | 62,000 | 62,000 | 62,000 | 62,000 | - |
| Maui Electric, 4.03%, Series 2012B, due 2020 | 20,000 | 20,000 | 20,000 | 20,000 | - |
| Hawaiian Electric, 4.55%, Series 2012C, due 2023 | 50,000 | 50,000 | 50,000 | 50,000 | - |
| Hawaii Electric Light, 4.55%, Series 2012B, due 2023 | 20,000 | 20,000 | 20,000 | 20,000 | - |
| Maui Electric, 4.55%, Series 2012C, due 2023 | 30,000 | 30,000 | 30,000 | 30,000 | - |
| Hawaiian Electric, 4.72%, Series 2012D, due 2029 | 35,000 | 35,000 | 35,000 | 35,000 | - |
| Hawaiian Electric, 5.39%, Series 2012E, due 2042 | 150,000 | 150,000 | 150,000 | 150,000 | - |
| Hawaiian Electric, 4.53%, Series 2012F, due 2032 | 40,000 | 40,000 | 40,000 | 40,000 | - |
| | 773,000 | 693,000 | 693,000 | 457,000 | - |
| 6.50%, series 2004, Junior subordinated deferrable interest debentures, due 2034 | 51,546 | 51,546 | 51,546 | 51,546 | 51,546 |
| Long-term debt, including amounts due within one year | 1,286,546 | 1,206,546 | 1,217,946 | 1,147,946 | 1,059,446 |
| Less unamortized discount | - | - | (1) | (74) | (1,376) |
| Less current portion of long-term debt | - | - | (11,400) | - | (57,500) |
| Long-term debt, net | $ 1,286,546 | $ 1,206,546 | $ 1,206,545 | $ 1,147,872 | $ 1,000,570 |

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

**CUSTOMER, SALES AND REVENUE INFORMATION**

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| **SERVICE AREA** | | | | | |
| Service area (square miles) | 5,815 | 5,815 | 5,815 | 5,815 | 5,766 |
| Service area population (estimated, in thousands) | n/a | 1,349 | 1,339 | 1,324 | 1,310 |
| **CUSTOMER ACCOUNTS** [1] | | | | | |
| Residential | 400,655 | 398,256 | 394,910 | 392,025 | 390,133 |
| Commercial | 54,878 | 54,924 | 54,616 | 54,005 | 53,904 |
| Large light and power | 659 | 596 | 556 | 577 | 567 |
| Other | 1,608 | 1,640 | 1,660 | 1,636 | 1,625 |
| | 457,800 | 455,416 | 451,742 | 448,243 | 446,229 |
| **CUSTOMER ACCOUNTS BY COMPANY** [1] | | | | | |
| Hawaiian Electric | 302,958 | 301,953 | 299,528 | 297,529 | 296,800 |
| Hawaii Electric Light | 84,309 | 83,421 | 82,637 | 81,792 | 81,199 |
| Maui Electric | 70,533 | 70,042 | 69,577 | 68,922 | 68,230 |
| Consolidated | 457,800 | 455,416 | 451,742 | 448,243 | 446,229 |
| **KILOWATTHOUR SALES** (millions) | | | | | |
| Residential | 2,396 | 2,380 | 2,451 | 2,582 | 2,770 |
| Commercial | 2,978 | 3,022 | 3,106 | 3,074 | 3,204 |
| Large light and power | 3,533 | 3,524 | 3,463 | 3,500 | 3,503 |
| Other | 50 | 50 | 50 | 50 | 50 |
| | 8,957 | 8,976 | 9,070 | 9,206 | 9,527 |
| **KILOWATTHOUR SALES MIX** (%) | | | | | |
| Residential | 26.8 | 26.5 | 27.0 | 28.1 | 29.1 |
| Commercial | 33.3 | 33.7 | 34.3 | 33.4 | 33.6 |
| Large light and power | 39.4 | 39.3 | 38.2 | 38.0 | 36.8 |
| Other | 0.5 | 0.5 | 0.5 | 0.5 | 0.5 |
| | 100.0 | 100.0 | 100.0 | 100.0 | 100.0 |
| **KILOWATTHOUR SALES BY COMPANY** (millions) | | | | | |
| Hawaiian Electric | 6,754 | 6,782 | 6,859 | 6,976 | 7,242 |
| Hawaii Electric Light | 1,065 | 1,062 | 1,076 | 1,085 | 1,104 |
| Maui Electric | 1,138 | 1,132 | 1,135 | 1,145 | 1,181 |
| Consolidated | 8,957 | 8,976 | 9,070 | 9,206 | 9,527 |
| **KILOWATTHOUR SALES GROWTH BY COMPANY** (%) | | | | | |
| Hawaiian Electric | (0.4) | (1.1) | (1.7) | (3.7) | (0.5) |
| Hawaii Electric Light | 0.2 | (1.3) | (0.8) | (1.7) | (0.5) |
| Maui Electric | 0.5 | (0.2) | (0.9) | (3.1) | (0.9) |
| Consolidated | (0.2) | (1.0) | (1.5) | (3.4) | (0.5) |
| **RENEWABLE GENERATION RPS (%)** [2] | | | | | |
| Hawaiian Electric | 17 | 15 | 11 | 8 | 7 |
| Hawaii Electric Light | 49 | 47 | 48 | 47 | 41 |
| Maui Electric | 35 | 34 | 29 | 21 | 17 |
| Consolidated | 23 | 21 | 18 | 14 | 12 |

Source: State of Hawaii Data Book 2014 (prior years)

1 At December 31

2 Renewable generation as a % of total sales, excluding electrical energy savings from Energy Efficiency and Solar Water Heating technologies that will not count toward RPS Standards beginning January 1, 2015

n/a Not available

(Continued on next page)

## CUSTOMER, SALES AND REVENUE INFORMATION (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| **REVENUES** (thousands) | | | | | |
| Electric sales revenue | | | | | |
| Residential | $ 709,886 | $ 879,605 | $ 892,438 | $ 952,159 | $ 946,653 |
| Commercial | 798,202 | 1,027,588 | 1,044,166 | 1,060,983 | 1,024,725 |
| Large light and power | 802,366 | 1,051,119 | 1,015,079 | 1,062,226 | 976,949 |
| Other | 13,356 | 17,163 | 17,008 | 17,392 | 16,172 |
| Total electric sales revenues | 2,323,810 | 2,975,475 | 2,968,691 | 3,092,760 | 2,964,499 |
| Other revenues | 11,356 | 11,848 | 11,481 | 16,679 | 14,191 |
| **Total revenues** | $ 2,335,166 | $ 2,987,323 | $ 2,980,172 | $ 3,109,439 | $ 2,978,690 |
| Less: | | | | | |
| Fuel oil | 654,600 | 1,131,685 | 1,185,552 | 1,297,419 | 1,265,126 |
| Purchased power | 594,096 | 722,008 | 710,681 | 724,240 | 689,652 |
| Taxes, other than income taxes | 221,885 | 280,863 | 281,131 | 292,841 | 276,504 |
| **Net revenues** | $ 864,585 | $ 852,767 | $ 802,808 | $ 794,939 | $ 747,408 |
| **REVENUES BY COMPANY** (thousands) | | | | | |
| Hawaiian Electric | $ 1,644,181 | $ 2,142,245 | $ 2,124,174 | $ 2,228,233 | $ 2,114,066 |
| Hawaii Electric Light | 345,549 | 422,200 | 431,517 | 441,013 | 444,891 |
| Maui Electric | 345,517 | 422,965 | 424,603 | 440,270 | 419,760 |
| Eliminations | (81) | (87) | (122) | (77) | (27) |
| Consolidated | $ 2,335,166 | $ 2,987,323 | $ 2,980,172 | $ 3,109,439 | $ 2,978,690 |
| **AVERAGE REVENUE PER KWH SOLD** (cents) | | | | | |
| Residential | 29.62 | 36.96 | 36.41 | 36.88 | 34.18 |
| Commercial | 26.81 | 34.00 | 33.62 | 34.51 | 31.99 |
| Large light and power | 22.71 | 29.82 | 29.31 | 30.35 | 27.89 |
| Other | 27.05 | 34.36 | 34.02 | 34.93 | 32.37 |
| | 25.90 | 33.15 | 32.73 | 33.60 | 31.12 |
| **AVERAGE REVENUE PER KWH SOLD BY COMPANY** (cents) | | | | | |
| Hawaiian Electric | 24.23 | 31.47 | 30.86 | 31.78 | 29.05 |
| Hawaii Electric Light | 32.29 | 39.59 | 39.98 | 40.48 | 40.16 |
| Maui Electric | 30.21 | 37.17 | 37.20 | 38.16 | 35.35 |
| Consolidated | 25.90 | 33.15 | 32.73 | 33.60 | 31.12 |
| **AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY** (KWH) | | | | | |
| Hawaiian Electric | 6,052 | 6,036 | 6,283 | 6,729 | 7,319 |
| Hawaii Electric Light | 5,485 | 5,514 | 5,697 | 5,958 | 6,271 |
| Maui Electric | 6,351 | 6,408 | 6,554 | 6,745 | 7,195 |
| Consolidated | 5,996 | 6,000 | 6,220 | 6,596 | 7,117 |
| Average monthly electric sales revenue per residential customer | $ 148 | $ 185 | $ 189 | $ 203 | $ 203 |

**POWER SUPPLY INFORMATION**

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| **ENERGY NET GENERATED AND PURCHASED** (millions of KWH) | | | | | |
| Net generated | | | | | |
| Fuel oil | | | | | |
| Steam-conventional | 3,948 | 4,013 | 4,243 | 4,508 | 4,798 |
| Combustion turbine | 35 | 19 | 13 | 26 | 24 |
| Diesel | 220 | 192 | 179 | 204 | 238 |
| Combined-cycle | 846 | 842 | 864 | 807 | 883 |
| | 5,049 | 5,066 | 5,299 | 5,545 | 5,943 |
| Biofuels | 54 | 42 | 34 | 28 | 59 |
| Hydro and wind | 22 | 23 | 19 | 29 | 20 |
| Total net generated | 5,125 | 5,131 | 5,352 | 5,602 | 6,022 |
| Purchased | | | | | |
| Non-renewable | 2,956 | 2,978 | 2,951 | 3,052 | 3,038 |
| Renewable [1] | 1,352 | 1,329 | 1,244 | 1,041 | 972 |
| Total purchased | 4,308 | 4,307 | 4,195 | 4,093 | 4,010 |
| | 9,433 | 9,438 | 9,547 | 9,695 | 10,032 |
| **GENERATION MIX** (%) | | | | | |
| Fuel oil | | | | | |
| Steam-conventional | 41.9 | 42.6 | 44.4 | 46.5 | 47.8 |
| Combustion turbine | 0.4 | 0.2 | 0.1 | 0.3 | 0.2 |
| Diesel | 2.3 | 2.0 | 1.9 | 2.1 | 2.4 |
| Combined-cycle | 9.0 | 8.9 | 9.1 | 8.3 | 8.8 |
| | 53.6 | 53.7 | 55.5 | 57.2 | 59.2 |
| Biofuels | 0.6 | 0.5 | 0.4 | 0.3 | 0.6 |
| Hydro and wind | 0.2 | 0.2 | 0.2 | 0.3 | 0.2 |
| Total generation | 54.4 | 54.4 | 56.1 | 57.8 | 60.0 |
| Purchased | | | | | |
| Non-renewable | 31.3 | 31.5 | 30.9 | 31.5 | 30.3 |
| Renewable [1] | 14.3 | 14.1 | 13.0 | 10.7 | 9.7 |
| Total purchased | 45.6 | 45.6 | 43.9 | 42.2 | 40.0 |
| | 100.0 | 100.0 | 100.0 | 100.0 | 100.0 |

[1] Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) customers.

(Continued on next page)

**POWER SUPPLY INFORMATION (Continued)**

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| **SYSTEM CAPABILITY** (MW) [1, 2] | | | | | |
| Company-owned generation | | | | | |
| Steam-conventional | 1,085 | 1,207 | 1,207 | 1,207 | 1,207 |
| Combustion turbine | 150 | 150 | 150 | 150 | 150 |
| Diesel | 151 | 147 | 147 | 147 | 147 |
| Biodiesel (CIP CT-1) | 113 | 113 | 113 | 113 | 113 |
| Combined-cycle | 170 | 170 | 170 | 170 | 170 |
| | 1,669 | 1,787 | 1,787 | 1,787 | 1,787 |
| Firm purchase power contracts | | | | | |
| Non-renewable | 448 | 448 | 448 | 448 | 448 |
| Renewable [4] | 107 | 127 | 119 | 97 | 92 |
| | 555 | 575 | 567 | 545 | 540 |
| | 2,224 | 2,362 | 2,354 | 2,332 | 2,327 |
| **SYSTEM CAPABILITY BY COMPANY** (MW) [1, 2] | | | | | |
| Hawaiian Electric | 1,679 | 1,786 | 1,778 | 1,756 | 1,756 |
| Hawaii Electric Light | 274 | 292 | 292 | 292 | 287 |
| Maui Electric | 271 | 284 | 284 | 284 | 284 |
| | 2,224 | 2,362 | 2,354 | 2,332 | 2,327 |
| **SYSTEM PEAK LOAD BY COMPANY** (MW) [3] | | | | | |
| Hawaiian Electric | 1,206 | 1,165 | 1,144 | 1,141 | 1,141 |
| Hawaii Electric Light | 192 | 188 | 190 | 189 | 189 |
| Maui Electric | 212 | 201 | 201 | 205 | 200 |
| | 1,610 | 1,554 | 1,535 | 1,535 | 1,530 |
| **FUEL OIL DATA** | | | | | |
| Barrels of fuel oil consumed (thousands) | 8,762 | 8,728 | 9,043 | 9,395 | 10,032 |
| Average fuel oil cost per barrel | $74.71 | $129.65 | $131.10 | $138.09 | $123.63 |
| Average fuel oil cost per million BTU (cents) | 1,206.5 | 2,087.6 | 2,103.2 | 2,210.4 | 1,986.7 |
| Fuel oil cost per net KWH generated (cents) | 12.828 | 22.156 | 22.230 | 23.281 | 21.078 |
| BTU per net KWH generated by company | | | | | |
| Hawaiian Electric | 10,716 | 10,630 | 10,536 | 10,448 | 10,583 |
| Hawaii Electric Light | 11,205 | 11,221 | 11,658 | 12,025 | 11,766 |
| Maui Electric | 9,958 | 10,177 | 10,088 | 10,193 | 10,135 |
| Consolidated | 10,632 | 10,613 | 10,570 | 10,533 | 10,609 |
| **OTHER DATA** | | | | | |
| Losses and system uses (%) | 4.8 | 4.7 | 4.8 | 4.8 | 4.8 |
| Reserve margin (%) [3] | 40.4 | 54.5 | 57.2 | 56.0 | 56.1 |
| Annual load factor (%) [3] | 66.9 | 69.3 | 71.0 | 72.1 | 74.8 |
| Cost per KWH purchased (cents) | 13.790 | 16.765 | 16.940 | 17.694 | 17.199 |

[1] At December 31.

[2] Excludes hydro run-of-river units.

[3] Net; noncoincident and nonintegrated.

[4] Includes Honolulu Program of Waste Energy Recovery (H-POWER), refuse-fired; Hawaiian Commercial & Sugar (HC&S), primarily bagasse-fired; and Puna Geothermal Venture (PGV), geothermal, and Airport DG, biodiesel.
Excludes intermittent (non-firm) renewable purchased power contracts representing 701MW as of December 31, 2015.

## SELECTED INFORMATION

American Savings Bank, F.S.B.
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| **CAPITAL RATIOS (%)** | | | | | |
| Common equity tier 1 | | | | | |
| ASB | 12.07 | N/A | N/A | N/A | N/A |
| Requirement | 4.50 | N/A | N/A | N/A | N/A |
| Tier 1 capital | | | | | |
| ASB | 12.07 | 11.28 | 11.17 | 11.68 | 11.89 |
| Requirement | 6.00 | 4.00 | 4.00 | 4.00 | 4.00 |
| Total capital | | | | | |
| ASB | 13.27 | 12.35 | 12.13 | 12.77 | 12.92 |
| Requirement | 8.00 | 8.00 | 8.00 | 8.00 | 8.00 |
| Tier 1 leverage | | | | | |
| ASB | 8.82 | 8.91 | 9.12 | 9.15 | 9.04 |
| Requirement | 4.00 | 1.50 | 1.50 | 1.50 | 1.50 |
| **KEY STATISTICS (%)** | | | | | |
| Return on average assets | | | | | |
| ASB[1] | 0.95 | 0.95 | 1.13 | 1.18 | 1.22 |
| Peers[2] | 0.99 | 1.03 | 0.98 | 0.94 | 0.91 |
| High performing peers[2] | 1.24 | 1.23 | 1.24 | 1.15 | 1.16 |
| Return on average equity | | | | | |
| ASB[1] | 9.93 | 9.60 | 11.43 | 11.71 | 11.93 |
| Peers[2] | 8.94 | 9.60 | 8.97 | 8.62 | 7.81 |
| High performing peers[2] | 11.36 | 11.57 | 11.27 | 10.52 | 10.14 |
| Net interest margin | | | | | |
| ASB | 3.53 | 3.62 | 3.74 | 3.93 | 4.12 |
| Peers[2] | 3.62 | 3.63 | 3.65 | 3.72 | 3.83 |
| High performing peers[2] | 3.71 | 3.90 | 4.01 | 4.02 | 4.08 |
| Revenue growth | | | | | |
| ASB | 6.09 | (2.57) | (2.43) | 1.72 | (4.73) |
| Peers[2] | 8.71 | 6.81 | 2.91 | 3.90 | 1.71 |
| High performing peers[2] | 5.19 | 6.81 | 0.46 | 2.39 | 4.46 |
| Efficiency ratio | | | | | |
| ASB[1] | 64.87 | 64.66 | 63.46 | 59.31 | 56.76 |
| Peers[2] | 60.34 | 62.35 | 62.72 | 60.27 | 61.74 |
| High performing peers[2] | 50.78 | 50.15 | 48.19 | 53.19 | 53.09 |
| Net charge-offs to loans outstanding | | | | | |
| ASB | 0.04 | 0.01 | 0.09 | 0.24 | 0.49 |
| Peers[2] | 0.11 | 0.17 | 0.25 | 0.53 | 0.75 |
| High performing peers[2] | 0.09 | 0.15 | 0.14 | 0.30 | 0.42 |
| **OTHER DATA** | | | | | |
| Dividend paid to HEI (via ASB Hawaii) ($ in millions)[3] | 30 | 36 | 40 | 45 | 63 |
| Loan Growth (%) | 4.08 | 6.78 | 9.71 | 2.61 | 4.19 |
| Branch locations[4] | 56 | 56 | 57 | 57 | 57 |
| Number of ATMs | 116 | 116 | 116 | 118 | 119 |

1 Amounts for prior periods have been updated to reflect the first quarter 2015 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits

2 Based upon publicly traded banks and thrifts with $3.5 billion to $8.0 billion in total assets, list revised annually.
High performing peers are a subset of the bank peer group generally based upon performance metrics, such as return on average assets, above the average of the entire peer group.

3 2011 includes noncash dividends of $5 million.

4 At December 31.

**CONSOLIDATED STATEMENTS OF INCOME INFORMATION**

American Savings Bank, F.S.B.
Unaudited

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| (in thousands) | | | | | |
| **Interest and dividend income** | | | | | |
| Interest and fees on loans | $ 184,782 | $ 179,341 | $ 172,969 | $ 176,057 | $ 184,485 |
| Interest and dividends on investment securities | 15,120 | 11,945 | 13,095 | 13,822 | 14,568 |
| **Total interest and dividend income** | 199,902 | 191,286 | 186,064 | 189,879 | 199,053 |
| **Interest expense** | | | | | |
| Interest on deposit liabilities | 5,348 | 5,077 | 5,092 | 6,423 | 8,983 |
| Interest on other borrowings | 5,978 | 5,731 | 4,985 | 4,869 | 5,486 |
| **Total interest expense** | 11,326 | 10,808 | 10,077 | 11,292 | 14,469 |
| **Net interest income** | 188,576 | 180,478 | 175,987 | 178,587 | 184,584 |
| Provision for loan losses | 6,275 | 6,126 | 1,507 | 12,883 | 15,009 |
| **Net interest income after provision for loan losses** | 182,301 | 174,352 | 174,480 | 165,704 | 169,575 |
| **Noninterest income** | | | | | |
| Fees from other financial services | 22,211 | 21,747 | 27,099 | 31,361 | 28,881 |
| Fee income on deposit liabilities | 22,368 | 19,249 | 18,363 | 17,775 | 18,026 |
| Fee income on other financial products | 8,094 | 8,131 | 8,405 | 6,577 | 6,704 |
| Net gains on sale of securities | - | 2,847 | 1,226 | 134 | 371 |
| Mortgage banking income | 6,330 | 2,913 | 8,309 | 14,628 | 5,028 |
| Other income, net | 8,828 | 6,324 | 8,681 | 5,185 | 6,344 |
| **Total noninterest income** | 67,831 | 61,211 | 72,083 | 75,660 | 65,354 |
| **Noninterest expense** | | | | | |
| Compensation and employee benefits | 90,518 | 79,885 | 82,910 | 75,979 | 71,137 |
| Occupancy and equipment | 22,942 | 23,761 | 24,042 | 24,284 | 24,057 |
| Data processing | 12,103 | 11,690 | 10,952 | 10,098 | 8,155 |
| Services | 10,204 | 10,269 | 9,015 | 9,866 | 7,396 |
| Other expense[1] | 30,553 | 30,663 | 30,496 | 30,569 | 31,124 |
| **Total noninterest expense[1]** | 166,320 | 156,268 | 157,415 | 150,796 | 141,869 |
| **Income before income taxes[1]** | 83,812 | 79,295 | 89,148 | 90,568 | 93,060 |
| Income taxes[1] | 29,082 | 27,994 | 31,421 | 31,884 | 33,639 |
| **Net income for common stock[1]** | $ 54,730 | $ 51,301 | $ 57,727 | $ 58,684 | $ 59,421 |

Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

[1] Amounts for prior periods have been updated to reflect the first quarter 2015 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits.

## CONSOLIDATED BALANCE SHEETS INFORMATION

American Savings Bank, F.S.B.

Unaudited

| December 31<br>(in thousands) | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| **ASSETS** | | | | | |
| Cash and equivalents | $ 220,881 | $ 161,463 | $ 156,603 | $ 184,430 | $ 219,678 |
| Available-for-sale investment securities | 820,648 | 550,394 | 529,007 | 671,358 | 624,331 |
| Investment in stock of Federal Home Loan Bank, at cost | 10,678 | 69,302 | 92,546 | 96,022 | 97,764 |
| Loans receivable, net | 4,570,412 | 4,397,457 | 4,115,415 | 3,763,238 | 3,652,419 |
| Real estate acquired in settlement of loans, net | 1,030 | 891 | 1,205 | 6,050 | 7,260 |
| Other and other intangibles, net[1] | 308,916 | 304,525 | 267,720 | 239,308 | 227,165 |
| Goodwill | 82,190 | 82,190 | 82,190 | 82,190 | 82,190 |
| **Total assets[1]** | $ 6,014,755 | $ 5,566,222 | $ 5,244,686 | $ 5,042,596 | $ 4,910,807 |
| **LIABILITIES AND SHAREHOLDER'S EQUITY** | | | | | |
| Deposit liabilities | $ 5,025,254 | $ 4,623,415 | $ 4,372,477 | $ 4,229,916 | $ 4,070,032 |
| Other borrowings | 328,582 | 290,656 | 244,514 | 195,926 | 233,229 |
| Other[1] | 101,029 | 118,363 | 107,205 | 119,532 | 119,815 |
| **Total liabilities[1]** | 5,454,865 | 5,032,434 | 4,724,196 | 4,545,374 | 4,423,076 |
| Common stock | 340,497 | 338,412 | 336,054 | 333,712 | 331,880 |
| Retained earnings[1] | 236,664 | 211,934 | 196,633 | 178,906 | 165,222 |
| Accumulated other comprehensive loss, net of tax benefits | (17,271) | (16,558) | (12,197) | (15,396) | (9,371) |
| **Total shareholder's equity[1]** | 559,890 | 533,788 | 520,490 | 497,222 | 487,731 |
| **Total liabilities and shareholder's equity[1]** | $ 6,014,755 | $ 5,566,222 | $ 5,244,686 | $ 5,042,596 | $ 4,910,807 |

Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

[1] Amounts for prior periods have been updated to reflect the first quarter 2015 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits.

## STATE OF HAWAII INFORMATION

Unaudited

| Years ended December 31, except as noted | 2015 | | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|---|
| **POPULATION BY COUNTY** (thousands) [1] | | | | | | |
| Honolulu | n/a | | 992 | 987 | 977 | 966 |
| Hawaii | n/a | | 194 | 191 | 189 | 187 |
| Maui | n/a | | 163 | 161 | 158 | 157 |
| Kauai | n/a | | 71 | 70 | 69 | 68 |
| | 1,432 | | 1,420 | 1,409 | 1,393 | 1,378 |
| **VISITOR DATA** | | | | | | |
| Visitor arrivals by air (thousands) | 8,534 | | 8,184 | 8,003 | 7,867 | 7,174 |
| Visitor days by air (thousands) | 77,728 | | 74,983 | 74,050 | 73,664 | 67,826 |
| Visitor expenditures by air (millions) | 15,119 | | 14,778 | 14,352 | 14,193 | 12,047 |
| **Year-over-year change** (%) | | | | | | |
| Visitor arrivals by air | 4.3 | | 2.3 | 1.7 | 9.7 | 3.7 |
| Visitor days | 3.7 | | 1.3 | 0.5 | 8.6 | 4.4 |
| Visitor expenditures by air | 2.3 | | 3.0 | 1.1 | 17.8 | 9.9 |
| **CONSTRUCTION INDUSTRY DATA** (millions) | | | | | | |
| Value of private building permits authorized [2] | $ 3,964 | | $ 3,315 | $ 2,721 | $ 2,644 | $ 1,859 |
| Government contracts awarded | n/a | | n/a | $ 1,194 | $ 773 | $ 431 |
| Estimated value of completed construction | n/a | | n/a | $ 7,330 | $ 7,006 | $ 5,837 |
| **OTHER DATA** | | | | | | |
| Real gross state product (billions of 2009 $s) | $ 71.9 | e | $ 70.5 | $ 70.0 | $ 69.0 | $ 68.0 |
| Honolulu Consumer Price Index (% change) | 1.0 | e | 1.4 | 1.8 | 2.4 | 3.7 |
| Total non-agriculture wage and salary jobs (thousands) [3] | 634.9 | e | 625.3 | 618.6 | 606.3 | 593.4 |
| Unemployment rate (average annual %) | 3.7 | e | 4.4 | 4.8 | 6.0 | 6.8 |

Note: Columns may not foot due to rounding.

Sources: State of Hawaii Data Book 2014 (prior years), Hawaii State Department of Business, Economic Development & Tourism, Hawaii Tourism Authority, United States Department of Labor, Bureau of Labor Statistics, and U.S. Census Bureau.

1 Resident population estimates, including military personnel, excluding visitors, as of July 1 except for 2010 data which is based on the April 1 decennial census figure.

2 Excludes public construction.

3 Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations).

e Estimate

n/a Not available

## Appendix

### EXPLANATION OF HEI'S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES

HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of HEI and the utility. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies' core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP[1] earnings to non-GAAP core earnings and the adjusted return on average common equity (ROACE) for HEI consolidated and the utility.

The reconciling adjustments from GAAP earnings to core earnings in 2015 and 2014 relate to costs for the pending merger between HEI and NextEra Energy, Inc. and the spin-off of ASB Hawaii, Inc. For more information on the pending merger, see HEI's definitive proxy statement on Form DEFM14A filed on March 26, 2015.

The reconciling adjustments from GAAP earnings to core earnings in 2012 and 2011 relate to the partial write-off of utility assets in 2012 and 2011 based upon settlement agreements between Hawaiian Electric Company and the Hawaii Consumer Advocate which were subsequently approved by the Hawaii Public Utilities Commission.

Management does not consider these items to be representative of the company's fundamental core earnings.

**RECONCILIATION OF GAAP TO NON-GAAP MEASURES**

**Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)**
Unaudited
($ in millions, except per share amounts)

| Years ended December 31 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|
| **HEI CONSOLIDATED NET INCOME** | | | | | |
| **GAAP (as reported)** | **$ 159.9** | **$ 168.1** | **$ 161.7** | **$ 138.7** | **$ 137.8** |
| **Excluding special items (after-tax):** | | | | | |
| Settlement agreements for the partial writedown of certain utility assets | - | - | - | 24.4 | 5.7 |
| Costs related to pending merger with NextEra Energy, Inc. and spin-off of ASB Hawaii, Inc | 15.8 | 4.9 | - | - | - |
| **Non-GAAP (core)** | **$ 175.7** | **$ 173.0** | **$ 161.7** | **$ 163.1** | **$ 143.5** |
| **HEI CONSOLIDATED DILUTED EARNINGS PER SHARE** | | | | | |
| **GAAP (as reported)** | **$ 1.50** | **$ 1.63** | **$ 1.62** | **$ 1.42** | **$ 1.44** |
| **Non-GAAP (core)** | **$ 1.65** | **$ 1.68** | **$ 1.62** | **$ 1.68** | **$ 1.50** |
| **HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE)** (simple average) | | | | | |
| **Based on GAAP** | **8.6%** | **9.6%** | **9.7%** | **8.9%** | **9.2%** |
| **Based on non-GAAP (core)[2]** | **9.4%** | **9.8%** | **9.7%** | **10.5%** | **9.5%** |
| **Hawaiian Electric Company, Inc. and Subsidiaries** | | | | | |
| **UTILITY NET INCOME** | | | | | |
| **GAAP (as reported)** | **$ 135.7** | **$ 137.6** | **$ 122.9** | **$ 99.3** | **$ 100.0** |
| **Excluding special items (after-tax):** | | | | | |
| Settlement agreements for the partial writedown of certain utility assets | - | - | - | 24.4 | 5.7 |
| Costs related to pending merger with NextEra Energy, Inc. | 0.5 | - | - | - | - |
| **Non-GAAP (core)** | **$ 136.2** | **$ 137.6** | **$ 122.9** | **$ 123.7** | **$ 105.7** |
| **UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE)** (simple average) | | | | | |
| **Based on GAAP** | **8.0%** | **8.4%** | **8.0%** | **6.9%** | **7.3%** |
| **Based on non-GAAP (core)[2]** | **8.0%** | **8.4%** | **8.0%** | **8.6%** | **7.7%** |

Note: Columns may not foot due to rounding

Financial data for prior periods has been updated to reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2014-01.

[1] Accounting principles generally accepted in the United States of America

[2] Calculated as core net income divided by average GAAP common equity